UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017 (August 12, 2017)

HCBF Holding Company, INC.

(Exact name of registrant as specified in its charter)

Florida	333-217395	27-2326440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Indian River Drive, Suite 101

Fort Pierce, FL 34950
(Address and Zip Code of principal executive offices)

(772) 409 2270

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01     Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

On August 12, 2017, CenterState Banks, Inc., a Florida corporation (“CenterState”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HCBF Holding Company, Inc., a Florida corporation (“HCBF”), whereby HCBF will be merged with and into CenterState (the “Merger”). Pursuant to and simultaneously with entering into the Merger Agreement, CenterState’s wholly owned subsidiary bank, CenterState Bank, N.A. (“CenterState Bank”), and HCBF’s wholly owned subsidiary bank, Harbor Community Bank (“Harbor Community Bank”), entered into a Plan of Merger and Merger Agreement whereby Harbor Community Bank will be merged with and into CenterState Bank immediately following the merger of HCBF with and into CenterState (the “Bank Merger”).

Pursuant to the Merger Agreement, each outstanding share of HCBF common stock issued and outstanding immediately prior to the effective time of the Merger will be entitled to receive (i) 0.675 shares of CenterState common stock and (ii) a cash amount equal to $1.925 plus any cash dividends payable to CenterState shareholders on or after the closing of the Merger. Each outstanding share of CenterState common stock shall remain outstanding and unaffected by the Merger. Each option to purchase shares of HCBF common stock will automatically become fully vested and be converted into an option to purchase the number of shares of CenterState common stock equal to the number of shares subject to such stock option multiplied by 0.75, and at an exercise price equal to the exercise price per share of the HCBF stock option divided by 0.75.

The Merger Agreement has been unanimously approved by the boards of directors of CenterState and HCBF. The transaction is expected to close in the first quarter of 2018 subject to customary conditions, including receipt of all applicable regulatory approvals and the approvals of the shareholders of HCBF and CenterState.

Prior to the effective time of the Merger, CenterState will take all appropriate actions to (i) increase the number of directors constituting CenterState’s board of directors by one and (ii) appoint a current director of HCBF selected by HCBF after consultation with CenterState. Prior to the effective time of the Bank Merger, CenterState Bank will take all appropriate actions to (i) increase the number of directors constituting CenterState Bank’s board of directors by one and (ii) appoint a current director of Harbor Community Bank selected by Harbor Community Bank after consultation with CenterState Bank.

The Merger Agreement contains usual and customary representations and warranties that CenterState and HCBF made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between CenterState and HCBF and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating certain terms. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between CenterState and HCBF rather than establishing matters of fact. Each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties, (ii) by either party if any regulatory approval required for consummation of the transactions contemplated by the Merger Agreement has been denied by final non-appealable action by the relevant governmental authority or an application for such approval has been permanently withdrawn at the request of a governmental authority, (iii) by either party if the approval of the shareholders of either CenterState or HCBF is not obtained, (iv) by either party in the event of a material breach by the other party of any representation, warranty or covenant contained in the Merger Agreement and such breach is not cured within thirty days, (v) by either party if the Merger is not consummated on or before May 12, 2018, subject to extension based on obtaining regulatory approval, (vi) by either party if the other party’s board of directors breaches its obligations with respect to giving notice of and making a recommendation in connection with each of the HCBF and CenterState shareholder meetings, respectively, (vii) by HCBF if the price of CenterState common stock decreases in comparison to the specified ratio provided in the Merger Agreement and CenterState elects not to increase the merger consideration. HCBF will pay CenterState a termination fee equal to $16.67 million in the event (i) HCBF receives a superior proposal and the Merger Agreement is terminated because the required HCBF shareholder approval is not obtained or by CenterState because of HCBF’s material breach of representations, warranties or covenants and HCBF enters into a superior proposal within 12 months of such termination or (ii) the Merger Agreement is terminated by CenterState because HCBF’s board of directors breaches its obligations with respect to giving notice of and making a recommendation in connection with the HCBF shareholder meeting.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and certain exhibits attached thereto, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CenterState, HCBF, their respective affiliates and their respective businesses, and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of CenterState that will include a joint proxy statement of CenterState and HCBF and a prospectus of CenterState and that will be filed with the Securities and Exchange Commission (the “SEC”).

Voting Agreements

In connection with entering into the Merger Agreement, certain directors and shareholders of HCBF and directors of CenterState have entered into voting agreements (the “Voting Agreements”), pursuant to which each such shareholder agreed to vote his, her or its shares of HCBF common stock or CenterState common stock, as applicable, in favor of approval of the Merger Agreement and transactions contemplated therein. The Voting Agreements generally prohibit the sale or transfer of the shares held by each such shareholder until the earlier of (i) termination of the Merger Agreement and (ii) receipt of the approval of the shareholders of HCBF. The Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, (ii) the amendment of the Merger Agreement in any manner that materially and adversely affects any rights of the shareholder, (iii) the termination of the Merger Agreement or (iv) three years from the date of the Voting Agreements.

The foregoing summary of the Voting Agreements is qualified in its entirety by reference to the complete text of such documents, forms of which are included as Exhibits A and B to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Director Non-Compete Agreements

In connection with entering into the Merger Agreement, each of the directors of HCBF and Harbor Community Bank entered into a Non-Competition and Non-Disclosure Agreement with CenterState, which contains provisions related to the non-disclosure of confidential information and trade secrets, non-solicitation of customers with whom such directors had material contact, non-competition within a restricted territory and non-recruitment of employees.

The foregoing summary of the Non-Competition and Non-Disclosure Agreement is qualified in its entirety by reference to the complete text of such document, a form of which is included as Exhibit E to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on CenterState’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of HCBF’s business into CenterState, (5) the failure to obtain the necessary approvals by the shareholders of HCBF and CenterState, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by CenterState to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of HCBF’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by CenterState’s issuance of additional shares of its common stock in the merger transaction, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in CenterState’s Annual Reports on Form 10-K for the year ended December 31, 2016, “Risk Factors” in HCBF’s Registration Statement on Form S-4, and other documents subsequently filed by CenterState and HCBF with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither CenterState nor HCBF undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, CenterState and HCBF claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information About the Merger and Where to Find It

Investors are urged to review carefully and consider all public filings by HCBF and CenterState with the SEC, including but not limited to HCBF’s Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K , and CenterState’s Annual Reports on Form 10-K, its proxy statements, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K . The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. The documents filed by HCBF with the SEC may also be obtained free of charge by requesting them in writing to HCBF Holding Company, Inc., Attention: Secretary, 200 S. Indian River Drive, Suite 101 Fort Pierce, FL 34950. The documents filed by CenterState with the SEC may also be obtained free of charge at CenterState’s website at www.centerstatebanks.com or by requesting them in writing to CenterState Banks, Inc., Attention: Secretary, 1101 1st Street South, Winter Haven, FL 33880.

In connection with the Merger, CenterState intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of CenterState and HCBF and a prospectus of CenterState. A definitive joint proxy statement/prospectus will be sent to the shareholders of CenterState and HCBF seeking the required shareholder approvals.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of CenterState and HCBF are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CenterState, HCBF and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from CenterState and HCBF shareholders in connection with the Merger. Information regarding the directors and executive officers of CenterState, HCBF and other persons who may be deemed participants in the solicitation of the shareholders of CenterState and HCBF in connection with the Merger will be included in the joint proxy statement/prospectus for CenterState’s and HCBF’s special meetings of shareholders, which will be filed by CenterState with the SEC, and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 9.01     Financial Statements and Exhibits

(d) EXHIBITS

2.1	Agreement and Plan of Merger, dated as of August 12, 2017, by and between CenterState Banks, Inc. and HCBF Holding Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ Michael J. Brown, Sr.
Name:	Michael J. Brown, Sr.
Title:	Chairman and Chief Executive Officer

Date: August 14, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 12, 2017, by and between CenterState Banks, Inc. and HCBF Holding Company, Inc.